First NLC Trust 2005-3
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FNLC 2005-3
Friedman Billings Ramsey
CA Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV

5.001 - 5.500	24	6,912,215.97	4.73	5.378	670	73.85
5.501 - 6.000	89	26,699,190.20	18.28	5.856	662	77.15
6.001 - 6.500	115	34,196,942.46	23.41	6.322	657	77.16
6.501 - 7.000	135	37,461,920.33	25.65	6.797	630	78.11
7.001 - 7.500	50	14,548,638.12	9.96	7.319	598	80.40
7.501 - 8.000	38	11,176,476.89	7.65	7.823	575	79.92
8.001 - 8.500	17	4,165,020.58	2.85	8.285	591	80.92
8.501 - 9.000	12	1,617,402.85	1.11	8.793	578	77.13
9.001 - 9.500	11	1,041,022.00	0.71	9.315	648	93.59
9.501 - 10.000	34	2,512,462.99	1.72	9.888	671	99.33
10.001 - 10.500	33	2,472,794.05	1.69	10.349	669	99.72
10.501 - 11.000	24	1,865,722.11	1.28	10.819	656	98.91
11.001 - 11.500	9	714,442.22	0.49	11.281	632	100.00
11.501 - 12.000	10	669,979.80	0.46	11.830	624	99.63

Total:	601	146,054,230.57	100.00	6.869	637	79.26

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV

0.01 - 50,000.00	15	628,305.17	0.43	10.762	634	98.28
50,000.01 - 100,000.00	109	8,110,807.13	5.55	9.934	654	92.90
100,000.01 - 150,000.00	50	6,287,670.74	4.31	7.643	634	75.66
150,000.01 - 200,000.00	67	12,043,632.34	8.25	6.932	620	70.40
200,000.01 - 250,000.00	81	18,263,054.85	12.50	6.542	628	76.12
250,000.01 - 300,000.00	80	22,022,244.02	15.08	6.586	629	77.97
300,000.01 - 350,000.00	58	19,079,027.86	13.06	6.540	635	77.43
350,000.01 - 400,000.00	67	25,112,234.11	17.19	6.567	646	81.88
400,000.01 - 450,000.00	33	13,986,194.42	9.58	6.530	658	80.00
450,000.01 - 500,000.00	25	11,869,949.03	8.13	6.628	624	79.89
500,000.01 - 550,000.00	12	6,219,654.69	4.26	7.088	647	84.35
550,000.01 - 600,000.00	3	1,708,956.92	1.17	6.670	664	84.34
700,000.01 - 750,000.00	1	722,499.29	0.49	6.550	584	84.01

Total:	601	146,054,230.57	100.00	6.869	637	79.26

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
CA Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV

ARM 2/28 60 Month IO	223	71,042,542.96	48.64	6.435	655	79.54
ARM 2/28	145	37,265,784.06	25.52	7.133	596	76.86
ARM 3/27 60 Month IO	42	13,270,471.43	9.09	6.413	643	80.19
30 Year Fixed	50	7,239,818.46	4.96	7.593	636	73.71
30 Year Fixed Balloon 30/15	99	7,045,087.26	4.82	10.371	664	99.19
ARM 3/27	14	3,006,206.08	2.06	6.558	619	74.26
ARM 5/25 120 Month IO	6	1,877,205.83	1.29	5.942	669	78.99
ARM 2/28 Balloon 40/30	5	1,476,677.64	1.01	6.676	584	76.52
30 Year Fixed 60 Month IO	5	1,337,751.04	0.92	6.707	653	67.61
ARM 5/25	2	599,925.45	0.41	6.573	644	66.89
20 Year Fixed	4	503,354.90	0.34	9.266	722	82.73
ARM 5/25 84 Month IO	2	460,999.29	0.32	5.819	614	76.46
ARM 5/25 Balloon 40/30	1	290,785.29	0.20	7.125	620	88.45
ARM 2/28 24 Month IO	1	289,929.58	0.20	5.800	745	80.00
ARM 5/25 60 Month IO	1	248,000.00	0.17	6.750	623	80.00
15 Year Fixed	1	99,691.30	0.07	7.250	509	37.74

Total:	601	146,054,230.57	100.00	6.869	637	79.26

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV

Adjustable Fully Amortizing	436	128,061,064.68	87.68	6.629	636	78.63
Fixed Fully Amortizing	60	9,180,615.70	6.29	7.552	642	72.93
Fixed Balloon	99	7,045,087.26	4.82	10.371	664	99.19
Adjustable Balloon	6	1,767,462.93	1.21	6.750	590	78.48

Total:	601	146,054,230.57	100.00	6.869	637	79.26

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Interest Only Terms (%)	Loans	Balance	Balance	Coupon	Score	LTV

0	321	57,527,330.44	39.39	7.558	612	78.99
24	1	289,929.58	0.20	5.800	745	80.00
60	271	85,898,765.43	58.81	6.437	653	79.46
84	2	460,999.29	0.32	5.819	614	76.46
120	6	1,877,205.83	1.29	5.942	669	78.99

Total:	601	146,054,230.57	100.00	6.869	637	79.26

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Remaining Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

169- 180	100	7,144,778.56	4.89	10.327	661	98.33
229- 240	4	503,354.90	0.34	9.266	722	82.73
349- 360	497	138,406,097.11	94.76	6.682	635	78.26

Total:	601	146,054,230.57	100.00	6.869	637	79.26

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings
Ramsey CA Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	1	180,900.00
			0.12	6.950	602	90.00
1	63	14,319,189.22
			9.80	6.912	636	78.57
2	218	52,236,243.99
			35.76	6.872	641	77.81
3	227	55,731,727.21
			38.16	6.793	635	79.78
4	76	19,521,607.02
			13.37	6.895	639	81.02
5	9	1,901,393.45
			1.30	7.460	664	82.72
6	7	2,163,169.68	1.48	7.712	556	85.59

Total:	601	146,054,230.57	100.00	6.869	637	79.26

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV

1	477	136,762,385.53	93.64	6.631	635	77.89
2	124	9,291,845.04	6.36	10.370	664	99.34

Total:	601	146,054,230.57	100.00	6.869	637	79.26

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV

15.01 - 20.00	1	79,851.53	0.05	6.400	618	18.39
20.01 - 25.00	3	264,402.34	0.18	6.766	642	23.56
25.01 - 30.00	2	318,374.32	0.22	6.125	636	27.52
30.01 - 35.00	1	199,694.70	0.14	7.375	614	33.33
35.01 - 40.00	4	586,848.19	0.40	6.440	543	38.13
40.01 - 45.00	8	1,185,724.12	0.81	6.565	616	42.82
45.01 - 50.00	9	1,681,738.97	1.15	6.563	643	48.41
50.01 - 55.00	10	1,933,294.88	1.32	6.515	594	52.97
55.01 - 60.00	14	3,205,733.62	2.19	6.900	595	57.89
60.01 - 65.00	21	5,385,309.01	3.69	6.824	589	63.58
65.01 - 70.00	32	8,167,946.52	5.59	6.461	608	69.08
70.01 - 75.00	37	10,266,670.64	7.03	6.542	612	74.20
75.01 - 80.00	244	72,852,546.76	49.88	6.490	654	79.76
80.01 - 85.00	36	12,662,276.58	8.67	6.931	602	84.28
85.01 - 90.00	40	12,676,507.09	8.68	7.042	631	89.46
90.01 - 95.00	23	4,378,814.84	3.00	7.485	654	93.93
95.01 - 100.00	116	10,208,496.46	6.99	9.885	661	99.77

Total:	601	146,054,230.57	100.00	6.869	637	79.26

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
CA Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV

500 - 519	20	4,813,416.27	3.30	7.567	508	73.08
520 - 539	26	6,015,549.96	4.12	7.723	529	72.03
540 - 559	19	4,047,403.12	2.77	7.372	548	73.95
560 - 579	30	8,758,473.03	6.00	7.153	569	75.87
580 - 599	45	12,394,228.78	8.49	6.723	588	77.76
600 - 619	63	15,163,535.27	10.38	6.854	610	77.29
620 - 639	90	21,477,875.94	14.71	6.951	629	81.07
640 - 659	105	25,806,705.52	17.67	6.791	649	81.22
660 - 679	75	16,880,869.33	11.56	6.768	667	81.21
680 - 699	36	7,706,843.31	5.28	6.650	688	80.54
700 - 719	39	8,402,358.99	5.75	6.590	709	81.07
720 - 739	30	8,194,945.48	5.61	6.415	730	80.62
740 - 759	11	3,317,229.30	2.27	7.056	748	81.81
760 - 779	7	1,904,431.97	1.30	6.250	771	80.94
780 - 799	5	1,170,364.30	0.80	6.284	792	81.49

Total:	601	146,054,230.57	100.00	6.869	637	79.26

Min: 500
Max: 797
Weighted Average: 637

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV

Cashout	291	76,154,213.81	52.14	6.756	612	76.26
Purchase	289	65,158,656.03	44.61	6.991	668	82.69
Rate/Term Refinance	21	4,741,360.73	3.25	7.018	599	80.31

Total:	601	146,054,230.57	100.00	6.869	637	79.26

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Property Type	Loans	Balance	Balance	Coupon	Score	LTV

Single Family	505	122,288,610.98	83.73	6.868	635	79.02
Condo	45	10,784,695.40	7.38	6.979	660	81.38
PUD	39	10,141,568.60	6.94	6.731	639	80.99
Duplex	7	1,663,896.79	1.14	6.993	630	75.94
3-4 Unit	4	906,958.80	0.62	7.359	619	79.12
Townhouse	1	268,500.00	0.18	5.990	626	59.67

Total:	601	146,054,230.57	100.00	6.869	637	79.26

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV

Stated	340	83,305,340.66	57.04	7.072	644	79.97
Full	255	61,948,907.18	42.42	6.583	628	78.52
NINA	6	799,982.73	0.55	7.897	587	62.90

Total:	601	146,054,230.57	100.00	6.869	637	79.26

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings Ramsey
CA Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV

Owner Occupied	587	141,311,848.66	96.75	6.857	636	79.27
Non-Owner Occupied	14	4,742,381.91	3.25	7.239	672	78.89

Total:	601	146,054,230.57	100.00	6.869	637	79.26

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Loan Grade	Loans	Balance	Balance	Coupon	Score	LTV

A	398	94,861,624.14	64.95	6.754	671	81.08
B	144	37,565,258.36	25.72	6.906	591	77.26
C	59	13,627,348.07	9.33	7.573	525	72.08

Total:	601	146,054,230.57	100.00	6.869	637	79.26

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV
California	601	146,054,230.57	100.00	6.869	637	79.26

Total:	601	146,054,230.57	100.00	6.869	637	79.26

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV

0	22	4,363,402.40	2.99	7.379	624	80.99
12	45	13,769,188.70	9.43	7.133	636	82.02
24	409	98,194,282.27	67.23	6.896	638	79.64
36	125	29,727,357.20	20.35	6.583	637	76.45

Total:	601	146,054,230.57	100.00	6.869	637	79.26

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

3.001 - 3.500	4	1,011,295.06	0.78	6.524	635	80.47
4.001 - 4.500	8	2,224,546.49	1.71	5.589	670	75.49
4.501 - 5.000	40	12,617,832.75	9.72	5.892	655	78.08
5.001 - 5.500	88	25,546,579.61	19.68	6.172	657	77.65
5.501 - 6.000	136	42,210,287.19	32.51	6.507	644	78.83
6.001 - 6.500	78	22,522,132.61	17.35	6.852	625	79.71
6.501 - 7.000	53	14,750,938.09	11.36	7.433	590	78.80
7.001 - 7.500	18	5,046,643.73	3.89	7.713	609	79.31
7.501 - 8.000	13	3,223,187.69	2.48	8.167	574	76.28
8.001 - 8.500	4	675,084.39	0.52	8.860	566	86.21

Total:	442	129,828,527.61	100.00	6.631	635	78.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FNLC 2005-3
Friedman Billings
Ramsey CA Loans

			Percent of
	Number of	Outstanding	Outstanding
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal
ARM Only	Loans	Balance	Balance

10.501 - 11.000	2	489,779.85	0.38
11.001 - 11.500	11	4,097,289.67	3.16
11.501 - 12.000	32	9,379,263.27	7.22
12.001 - 12.500	57	16,186,889.61	12.47
12.501 - 13.000	116	34,801,580.89	26.81
13.001 - 13.500	85	25,932,101.60	19.97
13.501 - 14.000	83	24,189,886.44	18.63
14.001 - 14.500	25	7,786,873.61	6.00
14.501 - 15.000	14	3,493,556.56	2.69
15.001 - 15.500	9	1,928,692.07	1.49
15.501 - 16.000	5	813,535.84	0.63
16.001 - 16.500	2	370,156.94	0.29
21.501 - 22.000	1	358,921.26	0.28
Total:	442	129,828,527.61	100.00

			Percent of
	Number of	Outstanding	Outstanding
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal
ARM Only	Loans	Balance	Balance

5.001 - 5.500	22	6,448,179.97		5.370	668	75.07
5.501 - 6.000	86	26,106,916.31		5.857	663	77.84
6.001 - 6.500	104	31,984,446.96		6.326	658	78.67
6.501 - 7.000	123	35,410,480.45		6.793	630	78.61
7.001 - 7.500	45	13,593,513.00		7.326	597	80.86
7.501 - 8.000	37	10,677,696.52		7.826	572	79.63
8.001 - 8.500	16	4,005,313.42		8.277	592	80.96
8.501 - 9.000	7	1,231,824.04		8.729	533	69.97
9.001 - 9.500	2 370,156.944.97 20.11			9.239	585	85.81
	24.64 27.27 10.47 8.22

Total:	442	129,828,527.61	100.00	6.631	635	78.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.500	2	252,945.51	0.19	9.054	540	70.21
2.000	14	4,350,365.30	3.35	6.758	600	77.05
3.000	425	124,977,216.80	96.26	6.621	636	78.69
5.000	1	248,000.00	0.19	6.750	623	80.00

Total:	442	129,828,527.61	100.00	6.631	635	78.63

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV

1.000	230	68,088,672.24	52.45	6.854	630	79.32
1.500	212	61,739,855.37	47.55	6.385	640	77.86

Total:	442	129,828,527.61	100.00	6.631	635	78.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Weighted	Weighted	Weighted
Average	Average	Average
Gross	Credit	Original
Coupon	Score	LTV

6.000	693	85.92
6.194	689	78.70
6.097	650	78.39
6.021	657	76.63
6.314	651	78.33
6.612	637	79.55
7.079	610	79.14
7.513	599	79.60
7.974	553	76.16
8.286	581	81.33
8.633	540	66.38
9.239	585	85.81
7.500	649	100.00

6.631	635	78.63

Weighted	Weighted	Weighted
Average	Average	Average
Gross	Credit	Original
Coupon	Score	LTV

FNLC 2005-3
Friedman Billings
Ramsey CA Loans

			Percent of	Weighted	Weighted	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average
	Mortgage	Principal	Principal	Gross	Credit	Original
Months to Next Adjustment Date	Loans	Balance	Balance	Coupon	Score	LTV

17 - 21	205	60,003,239.32	46.22	6.631	635	79.37
22 - 26	169	50,071,694.92	38.57	6.723	633	77.66
27 - 31	1	360,000.00	0.28	7.875	575	84.71
32 - 36	55	15,916,677.51	12.26	6.408	640	78.97
52 - 56	1	207,999.29	0.16	5.750	647	80.00
57 - 61	11	3,268,916.57	2.52	6.219	650	77.27

Total:	442	129,828,527.61	100.00	6.631	635	78.63

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their afiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their afiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an ofer to sell, nor a solicitation of an ofer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An ofering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.